Exhibit 99.1

Contact:	D. Anthony Peay - (804) 632-2112
Executive Vice President/Chief Financial Officer

Distribute to:	Virginia State Daily and Weekly / Local News Lines

March 14, 2008	Traded: NASDAQ	Symbol: UBSH

PROSPERITY BANK & TRUST COMPANY HAS MERGED WITH UNION BANK & TRUST

COMPANY

FOR IMMEDIATE RELEASE (Bowling Green, Virginia) — Prosperity Bank & Trust merged with Union Bank & Trust, the largest bank affiliate of Union Bankshares Corporation, on March 14, 2008. Union Bankshares Corporation originally acquired Prosperity Bank & Trust in April 2006, and it has operated independently since that time.

Prosperity Bank & Trust has three branches, two in Springfield and one in Burke, which have now become Union Bank & Trust branch locations. With the completed merger, Union Bank & Trust has 38 branches in Virginia.

“Our acquisition of Prosperity Bank & Trust in April 2006, provided us with an excellent opportunity to expand our franchise in the attractive Northern Virginia market with an established customer base and strong management team,” said G. William Beale, president and chief executive officer of Union Bankshares Corporation.

“While giving Prosperity Bank & Trust customers access to a larger network of our Union Bank & Trust branches, the move helps meet the needs of the large number of Fredericksburg area commuters who travel to work in Fairfax County,” said John C. Neal, president and chief executive officer of Union Bank & Trust.

“This is an exciting time for Prosperity Bank & Trust and the merger allows us the opportunity to enhance the products we offer our customers,” said Mark E. Wright, former president and chief executive officer of Prosperity Bank & Trust. Wright has been named regional president for the northern Virginia region of Union Bank & Trust.

About Union Bankshares Corporation

Union Bankshares Corporation is one of the largest community banking organizations based in Virginia, providing full service banking to the Northern, Central, Rappahannock, Tidewater and Northern Neck regions of Virginia through its bank subsidiaries, Union Bank and Trust Company, Northern Neck State Bank, Rappahannock National Bank and Bay Community Bank. Union Bank and Trust Company also operates a loan production office in Manassas. In addition to banking services, Union Investment

Services, Inc. provides full brokerage services; Union Mortgage Group, Inc. provides a full line of mortgage products; and Union Insurance Group, LLC offers various lines of insurance products. Bay Community Bank also owns a non-controlling interest in Johnson Mortgage Company, LLC. Additional information is available on the Company’s website at www.ubsh.com. The shares of the Company are traded on the NASDAQ Global Select Market under the symbol “UBSH”.

Forward-Looking Statements

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgment of the Company and its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, technology, and consumer spending and savings habits. The Company does not update any forward-looking statements that may be made from time to time by or on behalf of the Company.